UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 6, 2006

BNC Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	56-1663154
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue

Thomasville, North Carolina 27361

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 476-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to, (1) statements about the benefits of the combination of SterlingSouth Bank & Trust Company with and into Bank of North Carolina (the banking subsidiary of BNC Bancorp), including future financial and operating results, cost savings, and enhanced revenues, (2) statements with respect to BNC Bancorp’s and SterlingSouth Bank & Trust Company’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (3) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, “projects”, and similar expressions. These statements are based upon the current beliefs and expectations of BNC Bancorp’s and SterlingSouth Bank & Trust Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) expected revenue synergies and cost savings from the combination may not be fully realized or realized within the expected time frame; (2) revenues following the combination may be lower than expected; (3) the ability to obtain governmental approvals of the combination on the proposed terms and schedule; (4) the failure of BNC Bancorp’s and SterlingSouth Bank & Trust Company’s stockholders to approve the combination; (5) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (6) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected, resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit and negative effects on the combined company’s loan portfolio and allowance for loan losses; (7) changes in the U.S. legal and regulatory framework; and (8) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company. Additional factors that could cause BNC Bancorp’s and SterlingSouth Bank & Trust Company’s results to differ materially from those described in the forward-looking statements can be found in BNC Bancorp’s and SterlingSouth Bank & Trust Company’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov) in the case of BNC Bancorp and filed with the Federal Deposit Insurance Corporation, Securities and Disclosure Section, Washington, D.C. with respect to SterlingSouth Bank & Trust Company. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to BNC Bancorp and SterlingSouth Bank & Trust Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BNC Bancorp and SterlingSouth Bank & Trust Company do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 1.01. Entry into a Material Definitive Agreement.

On February 6, 2006, BNC Bancorp (BNC) (Nasdaq: BNCN) and SterlingSouth Bank & Trust Company (SterlingSouth) (OTC Bulletin Board: SSBT.OB) entered into an Agreement and Plan of Reorganization and Merger pursuant to which BNC will acquire SterlingSouth. The transaction is subject to approval of the shareholders of both BNC and SterlingSouth and approval by federal and state regulatory authorities and other conditions customary for transactions of this type.

The definitive agreement provides that SterlingSouth shareholders would receive 1.21056 shares of BNC common stock (subject to adjustment based on an average closing price of BNC common stock prior to the merger) for each share of SterlingSouth common stock owned. In addition, the outstanding options and warrants to purchase SterlingSouth common stock may be surrendered upon closing of the merger, with their holders receiving cash equal to the difference between the exercise price of the options or warrants and the per share cash value of the merger consideration. SterlingSouth, founded in 2000 and headquartered in Greensboro, North Carolina, operates two community banking offices in Greensboro and recently announced plans to open a third office in downtown Greensboro.

The transaction, approved by the directors of both companies, is valued at approximately $36 million. The total value at closing may rise or fall based on the average per share price of BNC common stock for a twenty-day period shortly prior to closing. The merger is anticipated to close in the third quarter of 2006.

BNC Bancorp and SterlingSouth Bank & Trust Company will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC and the FDIC. Stockholders are urged to read any registration statement and any joint proxy statement/prospectus, as well as other filings containing information about BNC Bancorp and SterlingSouth Bank & Trust Company, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the securities filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by direction a request to W. Swope Montgomery, Jr., President and Chief Executive Officer, BNC Bancorp and Bank of North Carolina, 831 Julian Avenue, Thomasville, NC 27360 (336-476-9200), or Ralph N. Strayhorn, President and Chief Executive Officer, SterlingSouth Bank & Trust Company, 3202 Northline Avenue, Greensboro, NC 27408-7606 (336-433-5232).

The news of this event was released on February 6, 2006, as evidenced by Exhibit 99(a) to this Form 8-K. A copy of Agreement and Plan of Reorganization and Merger dated February 6, 2006 is attached as Exhibit (10)(i) to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

(10)	Agreement and Plan of Reorganization and Merger dated February 6, 2006

(99)	Joint Press Release of BNC Bancorp and SterlingSouth Bank & Trust Company, dated February 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP

Date: February 6, 2006	By:	/s/ W. Swope Montgomery, Jr.
W. Swope Montgomery, Jr., President
and Chief Executive Officer

EXHIBIT INDEX

Exhibit (10)	Joint Press Release of BNC Bancorp and SterlingSouth Bank&Trust Company dated February 6, 2006.

Exhibit (99)	Agreement and Plan of Reorganization and Merger dated February 6, 2006.